Supplement to the
Fidelity® Growth Strategies K6 Fund
January 29, 2024
Summary Prospectus

Jean Park no longer serves as Portfolio Manager of the fund.
The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Shilpa Mehra (Portfolio Manager) has managed the fund since 2024.
FEGK6-SUSTK-0524-100 1.9916519.100	May 22, 2024